Exhibit 99.1

Essent Group Ltd. Announces Second Quarter 2026 Results and Declares Quarterly Dividend
HAMILTON, Bermuda, August 7, 2026--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2026 of $189.7 million or $2.08 per diluted share, compared to $195.3 million or $1.93 per diluted share for the quarter ended June 30, 2025.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.35 per common share. The dividend is payable on September 10, 2026 to shareholders of record on August 31, 2026.
“We are pleased with our second quarter 2026 financial results, which reflect strong profitability, continued growth in book value per share and the resilience of our operating model,” said Mark A. Casale, Chairman and Chief Executive Officer. “The consistent cash flow generation of our mortgage insurance business, combined with our strong capital position, allows us to take a balanced approach to capital management and to continue creating long-term value for our shareholders.”
Financial Highlights:
•Mortgage new insurance written for the second quarter of 2026 was $14.1 billion, compared to $11.1 billion in the first quarter of 2026 and $12.5 billion in the second quarter of 2025.

•Mortgage insurance in force as of June 30, 2026 was $249.7 billion, compared to $247.9 billion as of March 31, 2026 and $246.8 billion as of June 30, 2025.

•Reinsurance net premiums written for the first half of 2026 were $248.8 million, compared to $30.6 million in the first half of 2025.

•Net investment income for the first half of 2026 was $120.9 million, compared to $117.5 million in the first half of 2025.

•Year-to-date through July 31, 2026, Essent repurchased 5.8 million common shares for $348 million.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission on February 18, 2026, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.
Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2026

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data (Unaudited)
Exhibit D	Year to Date Segment Results (Unaudited)
Exhibit E	Historical Quarterly Segment Information (Unaudited)
Exhibit F	Mortgage Insurance - Historical Quarterly Data
Exhibit G	Mortgage Insurance - New Insurance Written
Exhibit H	Mortgage Insurance - Insurance in Force and Risk in Force
Exhibit I	Mortgage Insurance - Vintage Data
Exhibit J	Mortgage Insurance - Outward Reinsurance Vintage Data
Exhibit K	Mortgage Insurance - Geographic Data
Exhibit L	Mortgage Insurance - Rollforward of Defaults and Reserve for Losses and LAE
Exhibit M	Mortgage Insurance - Detail of Reserves by Default Delinquency
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Reinsurance
Exhibit P	Cash & Investments
Exhibit Q	Book Value Per Share Inclusive of Common Dividends & Reconciliation of Non-GAAP Financial Measures

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2026	2025	2026	2025
Revenues:
Gross premiums written	$342,398	$274,872	$773,630	$547,266
Ceded premiums	(35,113)	(33,384)	(71,676)	(67,507)
Net premiums written	307,285	241,488	701,954	479,759
(Increase) decrease in unearned premiums	(30,521)	7,321	(165,097)	14,898
Net premiums earned	276,764	248,809	536,857	494,657
Net investment income	61,612	59,289	120,867	117,499
Realized investment gains (losses), net	(111)	(129)	(258)	(310)
Income from other invested assets	19,385	4,466	29,564	11,874
Other income	5,036	6,708	11,728	12,981
Total revenues	362,686	319,143	698,758	636,701

Losses and expenses:
Provision for losses and LAE	48,961	17,055	97,177	48,342
Other underwriting and operating expenses	75,258	62,765	148,241	133,889
Interest expense	8,148	8,148	16,296	16,296
Total losses and expenses	132,367	87,968	261,714	198,527

Income before income taxes	230,319	231,175	437,044	438,174
Income tax expense	40,605	35,836	75,531	67,402
Net income	$189,714	$195,339	$361,513	$370,772

Earnings per share:
Basic	$2.09	$1.95	$3.92	$3.65
Diluted	2.08	1.93	3.89	3.62

Weighted average shares outstanding:
Basic	90,740	100,037	92,271	101,451
Diluted	91,389	101,059	92,972	102,495

Net income	$189,714	$195,339	$361,513	$370,772

Other comprehensive income:
Unrealized appreciation (depreciation) of investments	(2,726)	16,580	(38,677)	88,318
Comprehensive income	$186,988	$211,919	$322,836	$459,090

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2026	2025
Assets
Investments
Fixed maturities available for sale, at fair value	$5,414,809	$5,455,593
Short-term investments available for sale, at fair value	623,886	648,492
Total investments available for sale	6,038,695	6,104,085
Other invested assets	441,852	382,513
Total investments	6,480,547	6,486,598
Cash	74,333	123,049
Accrued investment income	48,306	47,371
Accounts receivable	169,772	51,267
Deferred policy acquisition costs	68,857	9,547
Property, equipment and software, net	47,753	49,189
Prepaid federal income tax	496,325	513,425
Goodwill and acquired intangible assets, net	77,451	78,153
Other assets	128,538	82,404
Total assets	$7,591,882	$7,441,003

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$518,799	$446,822
Unearned premium reserve	256,827	91,730
Net deferred tax liability	449,738	465,351
Senior notes due 2029, net	495,972	495,301
Other accrued liabilities	207,145	185,072
Total liabilities	1,928,481	1,684,276

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 89,876 shares in 2026 and 95,456 shares in 2025	1,348	1,432
Additional paid-in capital	298,724	649,895
Accumulated other comprehensive loss	(190,662)	(151,985)
Retained earnings	5,553,991	5,257,385
Total stockholders' equity	5,663,401	5,756,727

Total liabilities and stockholders' equity	$7,591,882	$7,441,003

Return on average equity (1)	12.7%	12.1%

(1) The 2026 return on average equity is calculated by dividing annualized year-to-date 2026 net income by average equity. The 2025 return on average equity is calculated by dividing full year 2025 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data (Unaudited)

	2026		2025
	June 30	March 31	December 31	September 30	June 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned	$276,764	$260,093	$242,729	$246,332	$248,809
Net investment income	61,612	59,255	59,223	59,795	59,289
Realized investment gains (losses), net	(111)	(147)	(188)	(425)	(129)
Income from other invested assets	19,385	10,179	3,942	1,770	4,466
Other income (1)	5,036	6,692	6,698	4,358	6,708
Total revenues	362,686	336,072	312,404	311,830	319,143

Losses and expenses:
Provision for losses and LAE	48,961	48,216	56,073	44,922	17,055
Other underwriting and operating expenses	75,258	72,983	63,653	59,498	62,765
Interest expense	8,148	8,148	8,149	8,251	8,148
Total losses and expenses	132,367	129,347	127,875	112,671	87,968

Income before income taxes	230,319	206,725	184,529	199,159	231,175
Income tax expense (2)	40,605	34,926	29,547	34,944	35,836
Net income	$189,714	$171,799	$154,982	$164,215	$195,339

Earnings per share:
Basic	$2.09	$1.83	$1.62	$1.69	$1.95
Diluted	2.08	1.82	1.60	1.67	1.93

Weighted average shares outstanding:
Basic	90,740	93,818	95,772	97,400	100,037
Diluted	91,389	94,572	96,664	98,519	101,059

Book value per share	$63.01	$61.20	$60.31	$58.86	$56.98
Return on average equity (annualized)	13.4%	12.0%	10.8%	11.5%	13.8%

Senior debt & credit facility:
Borrowings outstanding	$500,000	$500,000	$500,000	$500,000	$500,000
Undrawn committed capacity	$500,000	$500,000	$500,000	$500,000	$500,000
Weighted average interest rate (end of period)	6.25%	6.25%	6.25%	6.25%	6.25%
Debt-to-capital	8.11%	8.07%	7.99%	8.01%	8.10%

Cash and investments available for sale at the holding companies	$1,108,667	$1,144,112	$1,268,579	$1,038,747	$995,032

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, were ($323), $37, ($526), ($858) and ($29), respectively.

(2) Income tax expense for the quarters ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025 includes $3,954, $2,407, $366, $493, and $1,112, respectively, of discrete tax expense associated with realized and unrealized gains. Income tax expense for the quarters ended December 31, 2025 and September 30, 2025 also include ($396) and ($828), respectively, of discrete tax benefits associated with prior year tax returns. Income tax expense for the quarters ended March 31, 2026 and March 31, 2025 also include ($1,067) and ($742), respectively, of excess tax benefits associated with the vesting of common shares and common share units.

								Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
Year to Date Segment Results (Unaudited)

The following tables set forth comparative financial information for our two reportable business segments, Mortgage Insurance and Reinsurance, our Corporate & Other category and our consolidated results for the six months ended June 30, 2026 and 2025 (unaudited). Our Corporate & Other category is used to reconcile our reportable business segments to consolidated results and includes business activities associated with our title insurance operations, income and losses from holding company treasury operations, and general corporate operating expenses not attributable to our operating segments.

	Six Months Ended June 30, 2026				Six Months Ended June 30, 2025
(In thousands)	Mortgage Insurance	Reinsurance	Corporate & Other	Consolidated	Mortgage Insurance	Reinsurance	Corporate & Other	Consolidated
Revenues:
Net premiums earned	$431,325	$72,949	$32,583	$536,857	$438,386	$29,609	$26,662	$494,657
Net investment income	86,322	10,758	23,787	120,867	86,466	10,056	20,977	117,499
Realized investment gains (losses), net	(282)	—	24	(258)	(225)	—	(85)	(310)
Income from other invested assets	18,737	—	10,827	29,564	6,828	—	5,046	11,874
Other income	3,139	3,316	5,273	11,728	3,162	4,862	4,957	12,981
Total revenues	539,241	87,023	72,494	698,758	534,617	44,527	57,557	636,701

Losses and expenses:
Provision for losses and LAE	67,011	28,652	1,514	97,177	46,043	39	2,260	48,342

Compensation and benefits	31,515	3,966	31,678	67,159	34,277	2,406	33,728	70,411
Premium and other taxes	11,988	32	981	13,001	11,548	27	1,823	13,398
Acquisition costs, net (3)	(15,148)	18,591	—	3,443	(13,200)	642	—	(12,558)
Other underwriting and operating expenses	21,529	1,967	41,142	64,638	20,134	1,768	40,736	62,638
Net operating expenses before allocations	49,884	24,556	73,801	148,241	52,759	4,843	76,287	133,889
Corporate expense allocations	19,628	1,204	(20,832)	—	21,783	473	(22,256)	—
Operating expenses after allocations	69,512	25,760	52,969	148,241	74,542	5,316	54,031	133,889
Interest expense	—	—	16,296	16,296	—	—	16,296	16,296
Income (loss) before income taxes	$402,718	$32,611	$1,715	$437,044	$414,032	$39,172	$(15,030)	$438,174

Loss ratio (1)	15.5%	39.3%			10.5%	0.1%
Expense ratio (2)	16.1%	35.3%			17.0%	18.0%
Combined ratio	31.6%	74.6%			27.5%	18.1%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

					Exhibit E
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Mortgage Insurance
	2026		2025
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
Revenues:
Net premiums earned	$215,662	$215,663	$212,674	$215,683	$220,262
Net investment income	43,965	42,357	43,627	44,265	43,676
Realized investment gains (losses), net	(94)	(188)	(218)	(427)	(124)
Income (loss) from other invested assets	12,975	5,762	2,044	(605)	3,619
Other income	1,396	1,743	1,149	800	1,614
Total revenues	273,904	265,337	259,276	259,716	269,047

Losses and expenses:
Provision for losses and LAE	29,391	37,620	55,160	44,170	15,323

Compensation and benefits	14,898	16,617	14,727	15,388	15,667
Premium and other taxes	5,996	5,992	6,038	6,010	5,984
Acquisition costs, net (3)	(7,770)	(7,378)	(7,234)	(7,057)	(6,770)
Other underwriting and operating expenses	10,695	10,834	11,523	9,735	9,744
Net operating expenses before allocations	23,819	26,065	25,054	24,076	24,625
Corporate expense allocations	8,086	11,542	9,213	7,081	8,979
Operating expenses after allocations	31,905	37,607	34,267	31,157	33,604
Income before income taxes	$212,608	$190,110	$169,849	$184,389	$220,120

Loss ratio (1)	13.6%	17.4%	25.9%	20.5%	7.0%
Expense ratio (2)	14.8%	17.4%	16.1%	14.4%	15.3%
Combined ratio	28.4%	34.8%	42.0%	34.9%	22.3%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

				Exhibit E, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information (Unaudited)

	Reinsurance
	2026		2025
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
Revenues:
Net premiums earned	$43,639	$29,310	$14,696	$16,304	$13,875
Net investment income	6,088	4,670	4,913	5,302	5,216
Realized investment gains, net	—	—	6	—	—
Other income	1,345	1,971	2,255	1,591	1,909
Total revenues	51,072	35,951	21,870	23,197	21,000

Losses and expenses:
Provision for losses and LAE	18,723	9,929	206	65	36

Compensation and benefits	1,781	2,185	961	1,180	1,126
Premium and other taxes	14	18	17	8	16
Acquisition costs, net (3)	11,849	6,742	763	487	285
Other underwriting and operating expenses	987	980	996	890	959
Net operating expenses before allocations	14,631	9,925	2,737	2,565	2,386
Corporate expense allocations	653	551	516	502	263
Operating expenses after allocations	15,284	10,476	3,253	3,067	2,649
Income before income taxes	$17,065	$15,546	$18,411	$20,065	$18,315

Loss ratio (1)	42.9%	33.9%	1.4%	0.4%	0.3%
Expense ratio (2)	35.0%	35.7%	22.1%	18.8%	19.1%
Combined ratio	77.9%	69.6%	23.5%	19.2%	19.4%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

			Exhibit E, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Corporate & Other
	2026		2025
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
Revenues:
Net premiums earned	$17,463	$15,120	$15,359	$14,345	$14,672
Net investment income	11,559	12,228	10,683	10,228	10,397
Realized investment gains (losses), net	(17)	41	24	2	(5)
Income from other invested assets	6,410	4,417	1,898	2,375	847
Other income	2,295	2,978	3,294	1,967	3,185
Total revenues	37,710	34,784	31,258	28,917	29,096

Losses and expenses:
Provision for losses and LAE	847	667	707	687	1,696

Compensation and benefits	13,825	17,853	14,675	12,608	13,926
Premium and other taxes	545	436	446	(88)	495
Other underwriting and operating expenses	22,438	18,704	20,741	20,337	21,333
Net operating expenses before allocations	36,808	36,993	35,862	32,857	35,754
Corporate expense allocations	(8,739)	(12,093)	(9,729)	(7,583)	(9,242)
Operating expenses after allocations	28,069	24,900	26,133	25,274	26,512
Interest expense	8,148	8,148	8,149	8,251	8,148
Income (loss) before income taxes	$646	$1,069	$(3,731)	$(5,295)	$(7,260)

	Consolidated
	2026		2025
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
Revenues:
Net premiums earned	$276,764	$260,093	$242,729	$246,332	$248,809
Net investment income	61,612	59,255	59,223	59,795	59,289
Realized investment gains (losses), net	(111)	(147)	(188)	(425)	(129)
Income from other invested assets	19,385	10,179	3,942	1,770	4,466
Other income	5,036	6,692	6,698	4,358	6,708
Total revenues	362,686	336,072	312,404	311,830	319,143

Losses and expenses:
Provision for losses and LAE	48,961	48,216	56,073	44,922	17,055

Compensation and benefits	30,504	36,655	30,363	29,176	30,719
Premium and other taxes	6,555	6,446	6,501	5,930	6,495
Acquisition costs, net (1)	4,079	(636)	(6,471)	(6,570)	(6,485)
Other underwriting and operating expenses	34,120	30,518	33,260	30,962	32,036
Total other underwriting and operating expenses	75,258	72,983	63,653	59,498	62,765
Interest expense	8,148	8,148	8,149	8,251	8,148
Income before income taxes	$230,319	$206,725	$184,529	$199,159	$231,175

(1) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

				Exhibit F
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Historical Quarterly Data

	2026		2025
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
New insurance written	$14,144,104	$11,076,190	$11,840,227	$12,233,252	$12,544,731
New risk written	$3,822,560	$2,893,697	$3,030,169	$3,239,497	$3,357,820

Average insurance in force	$248,468,781	$247,838,392	$248,695,560	$247,821,046	$245,747,813
Insurance in force (end of period)	$249,720,234	$247,909,417	$248,356,397	$248,808,341	$246,797,619
Gross risk in force (end of period) (1)	$68,465,872	$67,916,263	$68,053,447	$68,262,577	$67,683,239
Risk in force (end of period)	$56,435,078	$56,271,605	$56,519,839	$56,940,929	$56,811,096
Policies in force	801,140	801,394	807,230	812,856	812,182
Weighted average coverage (2)	27.4%	27.4%	27.4%	27.4%	27.4%
Annual persistency	84.0%	84.7%	85.7%	86.0%	85.8%

Loans in default (count)	20,278	20,332	20,210	18,583	17,255
Percentage of loans in default	2.53%	2.54%	2.50%	2.29%	2.12%

Base average premium rate (3)	0.40%	0.41%	0.41%	0.41%	0.41%
Single premium cancellation (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.40%	0.41%	0.41%	0.41%	0.41%
Ceded premiums	(0.05%)	(0.06%)	(0.07%)	(0.06%)	(0.05%)
Net average premium rate	0.35%	0.35%	0.34%	0.35%	0.36%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellation is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - New Insurance Written

NIW by Credit Score (1)
	Three Months Ended				Six Months Ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
($ in thousands)
>=760	$7,017,351	49.6%	$6,274,130	50.0%	$13,136,338	52.1%	$11,016,229	49.0%
740-759	2,026,615	14.3	2,008,226	16.0	3,677,246	14.6	3,734,281	16.6
720-739	1,756,882	12.5	1,598,919	12.8	3,009,684	11.9	2,898,918	12.8
700-719	1,712,690	12.1	1,320,817	10.5	2,743,916	10.9	2,485,800	11.1
680-699	917,145	6.5	731,994	5.8	1,484,923	5.9	1,306,651	5.8
<=679	713,421	5.0	610,645	4.9	1,168,187	4.6	1,048,188	4.7
Total	$14,144,104	100.0%	$12,544,731	100.0%	$25,220,294	100.0%	$22,490,067	100.0%

Weighted average credit score	751		753		754		752

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
($ in thousands)
85.00% and below	$1,169,164	8.3%	$1,124,637	9.0%	$2,386,870	9.5%	$1,863,256	8.3%
85.01% to 90.00%	3,440,697	24.3	2,957,886	23.6	6,639,746	26.3	5,236,176	23.3
90.01% to 95.00%	7,054,406	49.9	6,393,500	50.9	12,350,937	49.0	11,669,518	51.9
95.01% and above	2,479,837	17.5	2,068,708	16.5	3,842,741	15.2	3,721,117	16.5
Total	$14,144,104	100.0%	$12,544,731	100.0%	$25,220,294	100.0%	$22,490,067	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
Single premium policies		1.6%		1.3%		1.6%		1.4%
Monthly premium policies		98.4		98.7		98.4		98.6
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
Purchase		87.4%		92.6%		80.8%		93.4%
Refinance		12.6		7.4		19.2		6.6
		100.0%		100.0%		100.0%		100.0%

(1) Beginning in the three months ended June 30, 2026, a de minimis amount of NIW was submitted with a VantageScore credit score rather than a FICO credit score.

						Exhibit H
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Insurance in Force and Risk in Force

Portfolio by Credit Score (1)
Insurance in Force	June 30, 2026		March 31, 2026		June 30, 2025
($ in thousands)
>=760	$105,982,606	42.4%	$104,715,580	42.2%	$101,554,517	41.1%
740-759	42,848,263	17.2	42,906,709	17.3	43,146,312	17.5
720-739	37,328,645	14.9	37,323,783	15.1	38,115,925	15.4
700-719	32,515,464	13.1	32,210,355	13.0	32,789,773	13.3
680-699	19,282,243	7.7	19,194,941	7.7	19,666,338	8.0
<=679	11,763,013	4.7	11,558,049	4.7	11,524,754	4.7
Total	$249,720,234	100.0%	$247,909,417	100.0%	$246,797,619	100.0%

Weighted average credit score	747		747		746

Risk in Force	June 30, 2026		March 31, 2026		June 30, 2025
($ in thousands)
>=760	$28,763,509	42.1%	$28,401,453	41.9%	$27,578,860	40.8%
740-759	11,895,196	17.4	11,899,312	17.5	11,989,491	17.7
720-739	10,371,860	15.1	10,356,369	15.2	10,584,541	15.6
700-719	9,068,601	13.2	8,977,150	13.2	9,136,075	13.5
680-699	5,347,877	7.8	5,316,639	7.8	5,434,287	8.0
<=679	3,018,829	4.4	2,965,340	4.4	2,959,985	4.4
Total	$68,465,872	100.0%	$67,916,263	100.0%	$67,683,239	100.0%

Portfolio by LTV
Insurance in Force	June 30, 2026		March 31, 2026		June 30, 2025
($ in thousands)
85.00% and below	$15,285,556	6.1%	$14,976,850	6.0%	$14,309,342	5.8%
85.01% to 90.00%	56,279,141	22.5	57,370,862	23.1	59,432,276	24.1
90.01% to 95.00%	133,466,114	53.5	132,048,705	53.3	130,210,803	52.7
95.01% and above	44,689,423	17.9	43,513,000	17.6	42,845,198	17.4
Total	$249,720,234	100.0%	$247,909,417	100.0%	$246,797,619	100.0%

Weighted average LTV	93%		93%		93%

Risk in Force	June 30, 2026		March 31, 2026		June 30, 2025
($ in thousands)
85.00% and below	$1,788,794	2.6%	$1,752,508	2.6%	$1,689,437	2.5%
85.01% to 90.00%	13,776,656	20.1	14,061,350	20.7	14,653,527	21.7
90.01% to 95.00%	39,355,100	57.5	38,936,750	57.3	38,402,295	56.7
95.01% and above	13,545,322	19.8	13,165,655	19.4	12,937,980	19.1
Total	$68,465,872	100.0%	$67,916,263	100.0%	$67,683,239	100.0%

Portfolio by Loan Amortization Period
Insurance in Force	June 30, 2026		March 31, 2026		June 30, 2025
($ in thousands)
FRM 30 years and higher	$241,429,013	96.7%	$240,268,121	96.9%	$241,225,436	97.8%
FRM 20-25 years	1,733,836	0.6	1,631,244	0.7	1,024,884	0.4
FRM 15 years	2,385,701	1.0	2,214,086	0.9	1,465,011	0.6
ARM 5 years and higher	4,171,684	1.7	3,795,966	1.5	3,082,288	1.2
Total	$249,720,234	100.0%	$247,909,417	100.0%	$246,797,619	100.0%

(1) Beginning in the three months ended June 30, 2026, a de minimis amount of active policies were submitted with a VantageScore credit score rather than a FICO credit score.

													Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Vintage Data
June 30, 2026

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	Credit Score < 700	Credit Score >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2016	$121,811,826	$2,386,975	2.0%	13,146	4.19%	71.5%	52.8%	3.9%	13.1%	45.7%	2.2%	568	4.32%
2017	43,858,322	2,169,396	4.9	14,118	4.37	88.9	78.3	30.7	23.8	33.7	2.8	732	5.18
2018	47,508,525	3,314,292	7.0	19,877	4.84	95.1	84.2	32.2	23.2	30.6	3.6	980	4.93
2019	63,569,183	7,377,172	11.6	38,401	4.28	91.1	81.5	29.8	20.4	32.9	3.4	1,469	3.83
2020	107,944,065	23,743,308	22.0	101,070	3.23	79.7	75.6	18.0	11.4	43.9	2.6	2,187	2.16
2021	84,218,250	37,012,232	43.9	130,843	3.11	93.6	75.3	19.5	13.8	39.7	6.4	3,548	2.71
2022	63,061,262	42,323,563	67.1	126,303	5.09	98.6	68.6	12.2	12.5	39.4	20.4	3,888	3.08
2023	47,666,852	31,851,543	66.8	94,279	6.56	98.9	74.2	20.0	11.3	37.7	25.0	3,334	3.54
2024	45,561,332	34,628,333	76.0	96,480	6.66	95.2	74.0	21.4	12.7	41.4	24.8	2,541	2.63
2025	46,563,546	40,156,852	86.2	104,880	6.54	87.2	65.6	15.8	10.5	49.4	16.9	970	0.92
2026 (through June 30)	25,220,294	24,756,568	98.2	61,743	6.16	80.6	64.2	15.5	10.6	51.6	5.5	61	0.10
Total	$696,983,457	$249,720,234	35.8	801,140	5.32	91.4	71.3	17.9	12.4	42.4	6.8	20,278	2.53

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative premiums earned, excluding the impact of any outward reinsurance.

Essent Group Ltd. and Subsidiaries	Exhibit J
Supplemental Information
Mortgage Insurance - Outward Reinsurance Vintage Data
June 30, 2026

($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$15,836,468	$4,438,234	$557,911	$50,256	$—	$278,956	$275,536	$616	$1,400	$17,741
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	22,156,669	6,327,178	439,407	161,600	—	279,415	268,364	2,316	4,706	144,071
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	22,499,218	6,295,041	237,868	113,796	—	303,761	284,970	2,522	5,088	113,795
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	22,822,493	6,296,006	281,462	181,895	—	281,463	264,081	2,667	5,349	181,895
Radnor Re 2024-1	Jul. 2023 - Jul. 2024	21,827,253	6,054,012	363,366	192,982	—	256,495	251,896	2,173	4,558	142,806
Total		$105,142,101	$29,410,471	$1,880,014	$700,529	$—	$1,400,090	$1,344,847	$10,294	$21,101	$600,308

Excess of Loss Reinsurance (2)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
(4) XOL 2019-1	Jan. 2018 - Dec. 2018	$—	$—	$—	$—	$—	$—	$—	$—	$374	$—
XOL 2020-1	Jan. 2019 - Aug. 2019	4,244,203	1,130,161	55,102	29,152	—	215,605	209,852	249	495	—
XOL 2022-1	Oct. 2021 - Dec. 2022	51,203,122	14,212,909	141,992	128,222	—	507,114	457,603	1,447	2,934	123,641
XOL 2023-1	Jan. 2023 - Dec. 2023	28,813,310	8,021,276	36,627	31,375	—	366,270	350,226	373	778	30,168
XOL 2024-1	Jan. 2024 - Dec. 2024	32,088,603	8,848,689	58,005	58,005	—	331,456	327,683	651	1,294	55,886
XOL 2025-1	Jan. 2025 - Dec. 2025	40,096,727	10,640,673	80,821	80,821	—	343,234	343,234	725	1,443	77,857
Total		$156,445,965	$42,853,708	$372,547	$327,575	$—	$1,763,679	$1,688,598	$3,445	$7,318	$287,552

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(5)	$26,846,772	$7,481,592	$5,596,026	$1,535,452	$(173)	$(162)	$1,683	$3,475	$2,254	$4,850	$97,777
Jan. 2022 - Dec. 2022	20%	42,279,365	11,681,382	8,455,873	2,336,276	1,665	3,765	1,538	3,126	4,357	9,236	175,182
Jan. 2023 - Dec. 2023	17.5%	28,733,450	8,001,630	5,028,354	1,400,285	1,517	4,120	1,054	2,164	3,730	8,664	114,066
Jan. 2024 - Dec. 2024	15%	34,428,127	9,477,713	5,164,219	1,421,657	1,888	3,358	1,105	2,260	4,264	8,217	117,854
Jan. 2025 - Dec. 2025	25%	40,122,328	10,647,726	10,030,582	2,661,931	1,996	3,832	1,766	3,599	5,263	10,490	183,604
Jan. 2026 - Dec. 2026	25%	24,731,866	6,588,355	6,182,966	1,647,089	255	255	676	835	1,506	1,800	105,627
Total		$197,141,908	$53,878,398	$40,458,020	$11,002,690	$7,148	$15,168	$7,822	$15,459	$21,374	$43,257	$794,110

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) XOL 2019-1 terminated as of February 2026.
(5) Under QSR-2019, Essent Guaranty cedes 36% of premiums on singles policies and 18% on all other policies.

			Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Geographic Data

IIF by State
	June 30, 2026	March 31, 2026	June 30, 2025
FL	12.1%	12.0%	12.0%
CA	11.9	12.1	12.3
TX	11.5	11.5	11.3
AZ	4.2	4.1	3.9
GA	3.9	3.9	3.8
CO	3.9	4.0	4.0
WA	3.4	3.4	3.4
NC	3.3	3.2	3.1
MI	2.6	2.6	2.6
OH	2.6	2.6	2.6
All Others	40.6	40.6	41.0
Total	100.0%	100.0%	100.0%

Gross RIF by State
	June 30, 2026	March 31, 2026	June 30, 2025
FL	12.4%	12.3%	12.2%
CA	12.0	12.1	12.3
TX	11.7	11.7	11.5
AZ	4.3	4.2	4.0
GA	4.0	3.9	3.9
CO	3.9	3.9	4.0
WA	3.4	3.4	3.4
NC	3.3	3.2	3.1
MI	2.6	2.6	2.6
UT	2.6	2.6	2.6
All Others	39.8	40.1	40.4
Total	100.0%	100.0%	100.0%

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance
Rollforward of Defaults and Reserve for Losses and LAE

Rollforward of Insured Loans in Default
	Three Months Ended
	2026		2025
	June 30	March 31	December 31	September 30	June 30
Beginning default inventory	20,332	20,210	18,583	17,255	17,759
Plus: new defaults (A)	9,846	11,100	11,245	10,357	8,810
Less: cures	(9,559)	(10,708)	(9,357)	(8,713)	(9,078)
Less: claims paid	(316)	(239)	(235)	(296)	(215)
Less: rescissions and denials, net	(25)	(31)	(26)	(20)	(21)
Ending default inventory	20,278	20,332	20,210	18,583	17,255

(A) New defaults remaining as of June 30, 2026	7,559	3,918	2,935	1,847	1,144
Cure rate (1)	23%	65%	74%	82%	87%

Total amount paid for claims (in thousands)	$17,283	$13,671	$13,171	$16,456	$9,007
Average amount paid per claim (in thousands)	$55	$57	$56	$56	$42
Severity	85%	84%	80%	78%	67%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2026		2025
($ in thousands)	June 30	March 31	December 31	September 30	June 30
Reserve for losses and LAE at beginning of period	$458,901	$429,610	$379,548	$345,952	$338,128
Less: Reinsurance recoverables	61,591	56,120	47,957	41,966	40,351
Net reserve for losses and LAE at beginning of period	397,310	373,490	331,591	303,986	297,777
Add provision for losses and LAE occurring in:
Current period	58,393	62,792	67,865	62,349	45,119
Prior years	(29,002)	(25,172)	(12,705)	(18,179)	(29,796)
Incurred losses and LAE during the period	29,391	37,620	55,160	44,170	15,323
Deduct payments for losses and LAE occurring in:
Current period	260	88	2,649	552	315
Prior years	17,148	13,712	10,612	16,013	8,799
Loss and LAE payments during the period	17,408	13,800	13,261	16,565	9,114
Net reserve for losses and LAE at end of period	409,293	397,310	373,490	331,591	303,986
Plus: Reinsurance recoverables	65,718	61,591	56,120	47,957	41,966
Reserve for losses and LAE at end of period	$475,011	$458,901	$429,610	$379,548	$345,952

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance
Detail of Reserves by Default Delinquency

	June 30, 2026
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,268	31%	$34,008	8%	$495,232	7%
Three payments	2,812	14	29,835	7	237,120	13
Four to eleven payments	7,772	38	187,370	43	684,887	27
Twelve or more payments	2,965	15	154,442	35	252,845	61
Pending claims	461	2	33,265	7	36,888	90
Total case reserves	20,278	100%	438,920	100%	$1,706,972	26%
IBNR			32,919
LAE			3,172
Total reserves for losses and LAE			$475,011

Average reserve per default:
Case			$21.6
Total			$23.4

Default Rate	2.53%
3+ Month Default Rate	1.75%

	December 31, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,892	34%	$40,876	10%	$545,198	7%
Three payments	3,002	15	32,458	8	246,194	13
Four to eleven payments	7,261	36	163,087	41	615,449	26
Twelve or more payments	2,742	13	139,036	35	224,248	62
Pending claims	313	2	21,360	6	23,797	90
Total case reserves	20,210	100%	396,817	100%	$1,654,886	24%
IBNR			29,761
LAE			3,032
Total reserves for losses and LAE			$429,610

Average reserve per default:
Case			$19.6
Total			$21.3

Default Rate	2.50%
3+ Month Default Rate	1.65%

	June 30, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	5,634	33%	$29,534	9%	$436,738	7%
Three payments	2,375	14	23,028	7	189,938	12
Four to eleven payments	6,644	38	134,497	42	561,051	24
Twelve or more payments	2,388	14	118,154	37	190,189	62
Pending claims	214	1	14,195	5	15,789	90
Total case reserves	17,255	100%	319,408	100%	$1,393,705	23%
IBNR			23,956
LAE			2,588
Total reserves for losses and LAE			$345,952

Average reserve per default:
Case			$18.5
Total			$20.0

Default Rate	2.12%
3+ Month Default Rate	1.43%

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2026		2025
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
Essent Guaranty, Inc:
Statutory capital	$3,678,202	$3,682,476	$3,572,887	$3,732,465	$3,714,146
Net risk in force (1)	$31,118,806	$31,785,517	$32,486,788	$33,367,706	$33,986,508

Risk-to-capital ratio (2)	8.5:1	8.6:1	9.1:1	8.9:1	9.2:1

Essent Guaranty, Inc. PMIERs Data (3):
Available Assets	$3,599,092	$3,635,459	$3,520,454	$3,666,883	$3,654,460
Minimum Required Assets	2,092,922	2,084,042	2,087,473	2,065,890	2,075,409
PMIERs excess Available Assets	$1,506,170	$1,551,417	$1,432,981	$1,600,993	$1,579,051
PMIERs sufficiency ratio (4)	172%	174%	169%	177%	176%

(1) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(2) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(3) Data is based on our interpretation of the PMIERs as of the dates indicated.
(4) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

					Exhibit O

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance

	2026		2025
($ in thousands)	June 30	March 31	December 31	September 30	June 30

Net Premiums Written:
Mortgage	$13,700	$13,236	$15,117	$18,338	$13,181
Non-mortgage	65,475	156,365	633	359	229
Total	$79,175	$169,601	$15,750	$18,697	$13,410

Net Premiums Earned:
Mortgage	$12,716	$12,264	$14,063	$15,945	$13,646
Non-mortgage	30,923	17,046	633	359	229
Total	$43,639	$29,310	$14,696	$16,304	$13,875

Reserve for losses and LAE	$27,739	$10,076	$359	$153	$88

Mortgage Reinsurance Statistics:
Reinsured risk in force	$2,051,720	$2,084,380	$2,166,605	$2,184,981	$2,290,008
Weighted average credit score	751	751	751	751	751
Weighted average LTV	83%	83%	83%	83%	83%

Essent Reinsurance Ltd. Capital:
Stockholder's equity (GAAP basis)	$1,634,429	$1,660,416	$1,695,390	$1,722,135	$1,751,720

				Exhibit P
Essent Group Ltd. and Subsidiaries
Supplemental Information
Cash & Investments

Cash & Investments by Asset Class
Asset Class	June 30, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$274,488	4.2%	$369,712	5.6%
U.S. agency mortgage-backed securities	1,103,830	16.8	1,174,895	17.8
Municipal debt securities	603,771	9.2	610,411	9.2
Non-U.S. government securities	49,271	0.8	56,024	0.8
Corporate debt securities	1,967,084	30.0	1,980,080	30.0
Residential and commercial mortgage securities	462,142	7.1	464,105	7.0
Asset-backed securities	954,223	14.6	800,366	12.1
Money market funds	623,886	9.5	648,492	9.8
Total investments available for sale	$6,038,695	92.2%	$6,104,085	92.3%
Other invested assets	441,852	6.7	382,513	5.8
Cash	74,333	1.1	123,049	1.9
Total cash and investments	$6,554,880	100.0%	$6,609,647	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	June 30, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$905,610	16.7%	$846,230	15.5%
Aa1	1,636,582	30.2	1,799,508	32.9
Aa2	347,853	6.4	300,026	5.5
Aa3	324,831	6.0	319,848	5.9
A1	510,764	9.5	545,918	10.0
A2	530,561	9.8	511,146	9.4
A3	481,679	8.9	494,434	9.1
Baa1	254,449	4.7	244,424	4.5
Baa2	214,466	4.0	208,247	3.8
Baa3	140,522	2.6	122,596	2.2
Below Baa3	67,492	1.2	63,216	1.2
Total (2)	$5,414,809	100.0%	$5,455,593	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $623,886 and $648,492 of money market funds at June 30, 2026 and December 31, 2025, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	June 30, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,619,802	26.8%	$1,549,327	25.4%
1 to < 2 Years	465,830	7.7	527,914	8.6
2 to < 3 Years	483,881	8.0	532,211	8.7
3 to < 4 Years	664,408	11.0	571,255	9.4
4 to < 5 Years	499,657	8.3	536,135	8.8
5 or more Years	2,305,117	38.2	2,387,243	39.1
Total investments available for sale	$6,038,695	100.0%	$6,104,085	100.0%

Pre-tax investment yield (3)	Three Months Ended June 30, 2026	Six Months Ended June 30, 2026
Yield on cash and investments available for sale	3.99%	3.89%
Return on other invested assets	18.85%	14.82%
Aggregate yield on total cash and investments	4.89%	4.54%

(3) Yield on cash and investments available for sale is calculated as the annualized gross investment income earned divided by the average amortized cost of cash and investments available for sale. Return on other invested assets is calculated as annualized income (loss) from other invested assets divided by the average balance of other invested assets. The aggregate yield is calculated as the sum of the numerators in the calculations described above divided by the sum of denominators in the calculations described above.

Exhibit Q
Essent Group Ltd. and Subsidiaries
Supplemental Information
Book Value Per Share Inclusive of Common Dividends & Reconciliation of Non-GAAP Financial Measures

Management believes Book Value Per Share Inclusive of Common Dividends provides investors with useful supplemental information because it reflects both changes in GAAP book value per share and cash dividends distributed to common shareholders. Management uses this measure as an additional indicator of per-share capital generation and capital return. Because dividends paid to common shareholders reduce GAAP book value per share, management believes this measure helps investors evaluate the combined effect of retained capital growth and capital distributed to shareholders during the period.

The following table sets forth the reconciliation of Book Value per Share Inclusive of Common Dividends to the most comparable GAAP amount as of June 30, 2026, as well as the 12-month growth in Book Value per Share Inclusive of Common Dividends in accordance with Regulation G.

(In thousands, except per share amounts)	June 30, 2026	June 30, 2025

Total Stockholders' Equity (Book Value)	$5,663,401	$5,672,848
Total Common Shares Outstanding	89,876	99,556
Book Value per Share	$63.01	$56.98
12-Month Growth in Book Value per Share	10.6%

Book Value per Share	$63.01	$56.98
Common Dividends Paid per Share 12-Months Ended June 30, 2026	1.32
Book Value Per Share Inclusive of Common Dividends	$64.33
12-Month Growth in Book Value Per Share Inclusive of Common Dividends	12.9%